UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HEALTH MANAGEMENT ASSOCIATES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be held on May 18, 2010

HEALTH MANAGEMENT ASSOCIATES, INC.	Meeting Information
Meeting Type: Annual
For holders as of: March 22, 2010
Date: May 18, 2010 Time: 1:30 P.M., Local Time
Location: Ritz-Carlton Golf Resort Naples
2600 Tiburón Drive
Naples, Florida 34109 For directions to the Annual Meeting, please visit: http://www.ritzcarlton.com/en/Properties/NaplesGolf/ Information/Directions/Default.htm
You are receiving this communication because you hold shares of Health Management Associates, Inc.
HEALTH MANAGEMENT ASSOCIATES, INC. 5811 PELICAN BAY BLVD. SUITE 500 NAPLES, FL 34108-2710

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—– Before You Vote —– How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT/FORM 10-K WRAP        FORM OF PROXY

How to View Online:

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—– How To Vote —– Please Choose One of the Following Voting Methods

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Voting Items

The Board of Directors recommends that you vote FOR Proposals 1, 2 and 3.
1.	Election of Directors
	Nominees:
	01)	William J. Schoen	06)	William E. Mayberry, M.D.
	02)	Gary D. Newsome	07)	Vicki A. O’Meara
	03)	Kent P. Dauten	08)	William C. Steere, Jr.
	04)	Donald E. Kiernan	09)	Randolph W. Westerfield, Ph.D.
	05)	Robert A. Knox
2.

To approve a proposal to amend the Health Management Associates, Inc. 1996 Executive Incentive Compensation Plan, the sole purpose of which is to expand the class of eligible participants under the plan to include non-employee members of our board of directors.

3.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010.
4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.